UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 3, 2017

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KULICKE AND SOFFA INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

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Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23A Serangoon North Avenue 5, #01-01 K&S Corporate Headquarters, Singapore	554369
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000

N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective November 3, 2017, the Management Development and Compensation Committee (the “Committee”) of the board of directors of Kulicke and Soffa Industries, Inc. (the “Company”) approved the following forms of award agreements in connection with the Company’s 2017 Equity Plan (the “Plan”): (i) form of Performance Share Unit Award Agreement; and (ii) form of Restricted Share Unit Award Agreement. The form of award agreements will be used in connection with compensation awards granted to the Company’s employees and non-employee directors under the Plan.
Restricted share units granted to the Company’s employees and non-employee directors will generally vest in equal installments over no less than three years based on the employee’s continued employment, subject to acceleration in certain circumstances. Performance share units granted to the Company’s employees will cliff vest after a specified performance period (generally three years) based on the achievement of performance goals.
This description of the restricted share units and performance share units granted under the Plan is qualified in its entirety by reference to the forms of Award Agreement, which are attached as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
10.1	Form of Performance Share Unit Award Agreement under the Company’s 2017 Equity Plan

10.2	Form of Restricted Share Unit Award Agreement under the Company’s 2017 Equity Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KULICKE AND SOFFA INDUSTRIES, INC.

Date: November 6, 2017	By:	/s/ Jonathan H. Chou
	Name:	Jonathan H. Chou
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Performance Share Unit Award Agreement under the Company’s 2017 Equity Plan

10.2	Form of Restricted Share Unit Award Agreement under the Company’s 2017 Equity Plan